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                                                                   EXHIBIT 10.17

                                    WARRANT

            to Purchase up to an Aggregate of     Ordinary Shares
                           (Subject to Adjustment) of
                                 ViryaNet Ltd.
                            at U.S. $    per share

                VOID AFTER 10:00 a.m. (prevailing Tel Aviv time)

                                on


    THIS IS TO CERTIFY that the holder specified below ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from ViryaNet Ltd. (the
"Company"), at any time during the period commencing               (the
"Effective Date") and ending on              , an aggregate of up to
(subject to adjustment) fully paid and nonassessable Ordinary Shares, nominal value New Israeli Shekel ("NIS") 0.10 per share (the "Ordinary Shares"), of the
Company at a price of US$      per share or the NIS equivalent thereof (the
"Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the Exercise Price for such securities are subject to adjustment pursuant to the further provisions of this Warrant.


1.  EXERCISE OF WARRANT

    Subject to the provisions hereof, this Warrant may be exercised in whole or in part, at any time or from time to time on or after the Effective Date
    and until              . This Warrant shall be exercised by presentation and
    surrender hereof to the Company at the principal office of the Company; accompanied by

    1.  a written notice of exercise and

    2. payment to the Company, for the account of the Company, of the Exercise Price for the number of Ordinary Shares specified in such notice.

    The Exercise Price for the number of Ordinary Shares specified in the notice shall be payable in immediately available good funds, at the option of the Holder, in U.S. dollars or the NIS equivalent thereof, based on the Representative Rate of Exchange published by the Bank of Israel known as of the time of payment.

    Upon such presentation and surrender, the Company shall issue promptly to the Holder the Ordinary Shares to which the Holder is entitled hereunder. In the event the Exercise Price has been paid in U.S. dollars, the certificate representing the Ordinary Shares issued upon such exercise shall bear a stamp from an Israeli commercial bank confirming that the Ordinary Shares were

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    purchased with foreign currency. In the event that the Warrant is exercised pursuant to the net exercise provisions below, the Company shall apply to the Bank of Israel, if necessary, in order to obtain such stamp.

    If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Ordinary Shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Ordinary Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such Ordinary Shares shall not then be actually delivered to the Holder. The Company shall pay any and all expenses, any stamp duty and any other charges that may be payable in connection with the issuance of the Ordinary Shares and the preparation and delivery of share certificates pursuant to this Paragraph 1 in the name of the Holder.

    No fractions of Ordinary Shares shall be issued in connection with the exercise of this Warrant, and the number of Ordinary Shares issued shall be rounded down to the nearest whole number.


    Notwithstanding the foregoing, in lieu of exercising this Warrant as provided above, in whole or in part, the Holder may elect to receive, Ordinary Shares equal to the value of the Warrant (or the portion thereof being canceled) by written notice of such election to the Company, at the principal office of the Company, in which event the Company shall issue to the Holder, for no additional consideration, that number of Ordinary Shares computed using the following formula:

              Y(A - B)
    X  =  -----------------
                  A

    X   equals the number of Ordinary Shares to be issued to the Holder;

    Y equals the number of Ordinary Shares which would otherwise have been purchasable under this Warrant (or the portion thereof being canceled);

    B equals the Exercise Price in effect at the time of exercise pursuant to this formula (as may have been or be adjusted pursuant to the terms of this Warrant); and

    A shall equal the "Fair Value" of one share of the Company's Ordinary Shares. Fair Value shall mean in the event that this Warrant is exercised in accordance with the above formula (i) if in connection with a merger of the Company with or into another Company in which the Company is not the surviving company ("Merger") or the sale of all or substantially all of the assets of the Company ("Sale"), the value of one Ordinary Share as determined for the purposes of the Merger or Sale, or (ii) if other than in connection with an a Merger or Sale and if a public market exists for the securities then subject to this Warrant and such securities are listed on a

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        U.S. nationally recognized stock exchange or on the Nasdaq stock market, then the Fair Value shall equal the last sale or trading price of one Ordinary Share as reported on such exchange or market, as applicable; provided, however, if no public market exists for the securities then the Fair Value shall be determined in good faith by the Board of Directors of the Company, but if such determination is challenged in good faith by the Holder, then as determined by an independent appraiser mutually satisfactory to the Company and the Holder, which determination shall be binding upon the parties.

2.  RESERVATION OF SHARES: PRESERVATION OF RIGHTS

    The Company hereby agrees that at all times it will maintain and reserve such number of authorized but unissued Ordinary Shares so that this Warrant may be exercised without additional authorization of Ordinary Shares after giving effect to all other options, warrants, convertible securities and other rights to acquire Ordinary Shares of the Company. In addition, the Company will maintain and reserve such number of authorized but unissued Ordinary Shares as will be sufficient to permit the conversion in full of all issued or issuable Ordinary Shares. All shares of Ordinary Shares issuable pursuant to the terms hereof, when issued upon exercise of this Warrant in accordance with the terms hereof shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all liens, encumbrances, equities and claims. The Company further agrees that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

3.  EXCHANGE OR LOSS OF WARRANT

    This Warrant is exchangeable, upon presentation and surrender hereof at the principal office of the Company, only in connection with a partial exercise hereof. The Company shall be under no obligation to issue replacement warrants for the aggregate number of shares covered hereby except as described herein. The term "Warrant" as used herein includes any Warrant or Warrants for which this Warrant may be exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like terms, tenor and date.

4.  ADJUSTMENT

    The number of Ordinary Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise as provided in this paragraph 4.

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    4.1.    If, during the term of this Warrant, the Company shall distribute a stock dividend or shares of capital stock pursuant to a reclassification of its Ordinary Shares to the holders of Ordinary Shares (i.e., bonus shares), the number of Ordinary Shares purchasable upon exercise of this Warrant shall be increased by multiplying such number of shares to be purchased under this Warrant by a fraction of which the denominator shall be the number of Ordinary Shares outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of bonus shares, such increase to become effective immediately after the opening of business on the date following such distribution, and upon the happening of such an event the Exercise Price shall be adjusted appropriately.

    4.2. If, during the term of this Warrant, the outstanding Ordinary Shares shall be subdivided into a greater number of Ordinary Shares, the number of Ordinary Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if the outstanding Ordinary Shares shall each be combined into a smaller number of Ordinary Shares, the number of Ordinary Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, and in each such case the Exercise Price shall be adjusted appropriately.

    4.3. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets

            (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of capital stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of capital stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Ordinary Shares of the Company who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder

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                  of the number of shares of Ordinary Shares for which this
                  Warrant is exercisable immediately prior to such event.

            (b) In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Ordinary Shares for which this Warrant is exercisable, which modifications shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.

            (c) The provisions of this subsection 4.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     4.4.   Other Dilutive Events
            ---------------------

            In case any event shall occur as to which the preceding subsections
            4.1 through 4.3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors of the Company shall, in good faith, determine what adjustments are necessary to preserve the purchase rights of the Holder represented by this Warrant. The Company will notify the Holder of any such adjustments.

5.  NOTICE OF ADJUSTMENTS

    Whenever the number of Ordinary Shares for which this Warrant is exercisable is adjusted as provided in paragraph 4 hereof or whenever the rate at which the Ordinary Shares are convertible into Ordinary Shares is adjusted pursuant to the Company's Articles of Association, the Company shall promptly compute such adjustment and mail to the Holder at the last address provided to the Company in writing a certificate, signed by the principal financial officer of the Company, setting forth the number of Ordinary Shares for which this Warrant is exercisable and the exercise price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the detailed computation thereof and when such adjustment has or will become effective.

6.  RIGHTS OF THE HOLDER

    6.1. Without limiting the foregoing or any remedies available to the Holder, the Holder will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any person subject to this Warrant.

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    6.2.  This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company whatsoever, except the rights expressed herein and no dividend or interest shall be payable or accrue in respect of this Warrant.

7.  NOTICE GENERALLY

    Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and shall be deemed to have been validly served, given or delivered (a) when sent after receipt of confirmation or answer back if sent by telex or telecopy or other similar facsimile transmission, (b) two (2) business days after deposit with a reputable international two (2) day courier with all charges prepaid or
    (c) when delivered if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated, to the Holder, or the holder of Ordinary Shares at its last known address appearing on the books of the Company maintained for such purpose, and to the Company at:

                    ViryaNet Ltd.
                    Science Based Industries Campus
                    P.O. Box 23052
                    Jerusalem 91230, Israel

    or at such other address as may be submitted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

8.  TERMINATION

    This Warrant and the rights conferred hereby shall terminate on

9.  LIMITATION ON TRANSFER

    9.1 This Warrant shall be transferable in whole or in part only to a subsidiary of the Holder.

    9.2 This Warrant and the Ordinary Shares issued upon the exercise of this Warrant shall be subject to the applicable terms and conditions of the Company's Articles of Association, including, without limitation, any restrictions and/or limitations on the transfer of securities of the Company.

    9.3 Without derogating from Section 9.1 above, the Holder understands that neither this Warrant nor the Ordinary Shares issued upon exercise of this Warrant have been registered under the Securities Act of 1933 (the "Securities Act") and that the Warrant and such Ordinary Shares issued upon the exercise of this Warrant must be held indefinitely, unless they are subsequently registered under the Securities Act or the Holder obtains an opinion of counsel, in form and substance satisfactory to the Company and

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          its counsel, that such registration is not required. The Holder further acknowledges and understands that the Company is under no obligation to register the Ordinary Shares issued upon the exercise of this Warrant

          The Holder is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject only to the satisfaction of certain conditions. The Holder acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

          The Holder hereby represents that will not sell, transfer or otherwise dispose of the Warrant and the Ordinary Shares issued upon the exercise of this Warrant in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Holder agrees that he or she will not dispose of the Warrant and the Ordinary Shares issued upon exercise of this Warrant unless and until he or she has complied with all requirements of the Company's Article of Association, and of this Warrant applicable to the disposition of the Warrant and to the disposition of the Ordinary Shares issued upon the exercise of this Warrant and it, he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that the proposed disposition does not require registration under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken.

    9.4 All certificates evidencing the Ordinary Shares issued upon the exercise of this Warrant shall bear the following legends:

          "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY'S ARTICLES OF ASSOCATION OF THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). INCLUDING CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

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    9.5   If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.


10. GOVERNING LAW

    This Warrant shall be governed by, and construed in accordance with, the laws of the State of Israel, without giving effect to the rules respecting conflict of law, and the parties hereto irrevocably submit to the exclusive jurisdiction of the Courts of Israel in respect of any dispute or matter arising out of or connected with this Warrant.


      DATED:                                   VIRYANET LTD.

                                               By:
                                                      -----------------------

                                               Name:  Samuel HaCohen
                                                      -----------------------

                                               Title: Chairman and CEO
                                                      -----------------------

      Agreed to and accepted:



      By:
          -----------------------

      Name:
           ----------------------

      Title:
            ---------------------

    Address:
            ---------------------

            ---------------------







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